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                                                                    EXHIBIT 23.3

(LATHAM & WATKINS LLP LOGO)
International Law Firm
Company Name

                                       41st Floor, One Exchange Square
                                       8 Connaught Place, Central
                                       Hong Kong
                                       Tel: (852) 2522-7886 Fax: (852) 2522-7006
                                       www.lw.com
                                       Company Address

                                       FIRM /AFFILIATE OFFICES
                                       Boston       New York
                                       Brussels     Northern Virginia
                                       Chicago      Orange County
                                       Frankfurt    Paris
                                       Hamburg      San Diego
                                       Hong Kong    San Francisco
                                       London       Shanghai
                                       Los Angeles  Silicon Valley
                                       Milan        Singapore
                                       Moscow       Tokyo
                                       New Jersey   Washington, D.C.

November 1, 2005

Suntech Power Holdings Co., Ltd.
17-6 Changjiang South Road
New District, Wuxi
Jiangsu Province 214028
People's Republic of China

Ladies and Gentlemen:

     We hereby consent to the use of our name under the captions "Taxation" and "Legal Matters" in the prospectus included in the registration statement on Form F-1, originally filed by China Medical Technologies, Inc. on November 1, 2005, with the Securities and Exchange Commission under the Securities Act of 1933, as amended. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the regulations promulgated thereunder.

                                        Sincerely yours,


                                        /s/
                                        ----------------------------------------
                                        Latham & Watkins LLP

Resident partners: Joseph A. Bevash (US), Sabrina Y. T. Maguire (US), John A. Otoshi (US), Mitchell D. Stocks (US), David Zhang (US)